Exhibit 10.119





                        AMENDMENT TO SUPPLY AGREEMENT


          THIS AMENDMENT TO SUPPLY AGREEMENT (this "Amendment") is made and entered into as of December 21, 1993 by and between DEL MONTE CORPORATION, a New York corporation ("DM"), and SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Seller").


                             B A C K G R O U N D

          DM and Seller are parties to that Supply Agreement made and entered into as of September 3, 1993 (the "Supply Agreement"). DM and Seller desire to amend the Supply Agreement as set forth in this Amendment. Accordingly, the parties agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

          Any terms used in this Amendment without definition shall have the meanings set forth in the Supply Agreement.

                                  ARTICLE II

                              MEXICAN FACILITIES

          Schedule 2.1 to the Supply Agreement is hereby amended to clarify that the Mexican Facility referred to in such Schedule 2.1(a) is the DM cannery located in Irapuato, Mexico.



                                 ARTICLE III

                               SCHEDULE 2.1(e)

          Schedule 2.1(e) to the Supply Agreement is hereby amended by deleting such Schedule 2.1(e) in its entirety and replacing it with Schedule 2.1(e) set forth in Exhibit 2 hereto.

          By January 15, 1994, Seller shall revise and reissue to DM Schedule 2.1(e) to the Supply Agreement (which shall replace the Schedule 2.1(e) attached hereto). Such revised Schedule 2.1(e) shall effect the following:


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                                  ARTICLE IV

                           AMENDMENT TO SECTION 2.3

          The phrase "the last sentence in Section 2.1" that is contained in the third sentence of Section 2.3 of the Supply Agreement is hereby amended by deleting such phrase in its entirety and inserting in place therefor "the second sentence in Section 2.1."


                                  ARTICLE V

        CONTAINER REQUIREMENTS PLAN; SUPPLY SCHEDULE; WORKING CAPITAL

          1. Sections 3.1 and 3.2 of the Supply Agreement are hereby amended by deleting such Sections 3.1 and 3.2 in their entirety and inserting in place therefor the following:

          3.1 Container Requirements Plan. On the date of effectiveness of this Agreement (for the 1994 Supply Year) and prior to November 15 before each subsequent Supply Year thereafter, DM shall furnish Seller with a "Container Requirements Plan" for such Supply Year, which Container Requirements Plan shall set forth DM's good faith written estimate, by type of Container and delivery location, of the quantity of Cans estimated to be needed for such Supply Year and the quantity of Ends to be affixed to such Cans. "Supply Year" shall mean a calendar year during the Term of this Agreement (based on DM's accounting month). The Container Requirements Plan for a Supply Year shall be adjusted by DM as follows: no later than the 20th calendar day of each month during such Supply Year, DM shall furnish Seller with DM's good faith written estimate of the revised Container Requirements Plan, by type of Container and delivery location, for the remaining months of such Supply Year, provided that during the packing season (which is the period from July 1 to October 31 of each year) DM shall revise such Container Requirements Plan as soon as practical but at least no later than the 20th calendar day of each such month.

          3.2 Supply Schedule. On the date of effectiveness of this Agreement (for the 1994 Supply Year) and prior to December 15 before each subsequent Supply Year thereafter, Seller shall furnish DM with a "Supply Schedule" for such Supply Year, which Supply Schedule shall indicate the estimated quantity and type of Cans and Ends to be supplied by Seller by DM accounting month for each DM


     Facility and which shall satisfy the Container Requirements Plan for such Supply Year. Such Supply Schedule shall be revised monthly on or before the 30th calendar day of each month in which Seller receives a revised Container Requirements Plan and shall serve as the basis for DM's arrangement of shipments and space planning. In any Supply Year, DM shall be obligated to purchase no less than, and Seller shall be obligated to sell no more than, that number and type of Containers as shall equal the sum of the periodic monthly estimates set forth in the Supply Schedule (as revised in accordance with this Section) for each type of Container for that Supply Year. The parties agree to cooperate and use their reasonable best efforts to resell any excess Cans or Ends which DM has purchased. Seller will notify DM immediately if Seller anticipates that it will be unable to provide Containers to DM in accordance with DM's most recent Container Requirements Plan. Seller shall advise DM's transportation department of transit requirements from Seller's location to the DM delivery location for Containers supplied by Seller as required by this Section 3.2 and the most recent Supply Schedule for the current Supply Year. DM's transportation department will arrange for transportation of such Containers.

          2. Section 3.4 of the Supply Agreement is hereby amended by deleting such Section 3.4 in its entirety and inserting in place therefor the following:


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                                   ARTICLE VI

                                 METAL COSTS

          Subparagraph (a) of Section 5.1 of the Supply Agreement (which subparagraph begins "The metal cost component of selling price . . .") is hereby amended by deleting such subparagraph in its entirety and inserting in place therefor the following:

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                                 ARTICLE VII

                               PROCTER & GAMBLE

          The Supply Agreement is hereby amended by adding the following new Section to the Supply Agreement immediately following Section 2.7 and immediately before Article III:

          2.8 Procter & Gamble. DM hereby agrees that it will not cancel or terminate that certain Containers Purchase Agreement dated as of March 2, 1990 (the "Container Purchase Agreement")
     between DM and The Procter & Gamble Company ("P & G")          <f*>
                <f*>     and that it will purchase from Seller in
     accordance with this Agreement all Containers (as defined in such Containers Purchase Agreement) that it is required to sell to P & G under the Containers Purchase Agreement.


                                 ARTICLE VIII

                                 COST SAVINGS

          The Supply Agreement is hereby amended by adding the following to
Section 5.2 immediately before the penultimate sentence of Section 5.2:

          Attached hereto as Schedule 5.2 is a list of cost savings items (from which DM and Seller agree to reasonably cooperate to achieve and to work together to test and approve as quickly as possible), it being understood that the cost savings associated with all such items which accrue to Seller are included in the selling prices for Containers set forth in Schedule 2.1(e) and shall not be shared or allocated pursuant to this Section 5.2 or
     Article VII.


                                  ARTICLE IX

                                REAFFIRMATION

          The parties hereby reaffirm all of the other terms and conditions of the Supply Agreement. This Amendment amends the Supply Agreement only to the extent specified herein and shall not constitute an amendment to any other provision of the Supply Agreement. From and after the date hereof, all references to the Supply Agreement in the Supply Agreement and other documents referred to therein shall be references to the Supply Agreement as amended hereby.


          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly signed and delivered as of the date that appears in the first paragraph of this Amendment.

               DEL MONTE CORPORATION

               By /s/ Thomas E. Gibbons
                 ----------------------------
               Its Vice President
               ------------------------------

               SILGAN CONTAINERS CORPORATION

               By /s/ Harley Rankin, Jr.
                 ----------------------------
               Its Vice President
               ------------------------------

- ---------------------------
[FN]

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Attachments:

     Exhibit 2 -                Schedule 2.1(e)

     Schedule 3.4(a)            - Sample Working Capital Plan
     Schedule 3.4(b)            - Examples of Adjustments to Sample Working
                                  Capital Plan
     Schedule 3.4(c)            - 1994 Working Capital Plan
     Schedule 5.2               - Cost Savings





                                            Exhibit 2 to Del Monte Corporation
                                                 Amendment to Supply Agreement



                               Schedule 2.1(e)










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                                      Schedule 3.4(a) to Del Monte Corporation
                                                 Amendment to Supply Agreement









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                                      Schedule 3.4(b) to Del Monte Corporation
                                                 Amendment to Supply Agreement







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                                      Schedule 3.4(c) to Del Monte Corporation
                                                 Amendment to Supply Agreement






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                                         Schedule 5.2 to Del Monte Corporation
                                                 Amendment to Supply Agreement








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